UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2019
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On April 29, 2019, Alimera Sciences, Inc. (“Alimera”) issued a press release regarding its results of operations and financial condition for the first quarter ended March 31, 2019. Alimera will be hosting a conference call, as well as a live webcast on the Investor Relations section of its corporate website at www.alimerasciences.com, on April 30, 2019 at 9:00 A.M. ET to discuss its first quarter ended March 31, 2019 financial results and to provide regulatory and commercial updates. The full text of the press release, which includes information regarding Alimera’s use of a non-GAAP financial measure, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Various statements to be made during the conference call and webcast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things Alimera’s belief that ILUVIEN continues to gain traction in both the U.S. and international markets, and that the first quarter of 2019 represents an inflection point for Alimera.
These forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors that could cause actual results to differ include, but are not limited to, (a) a slowdown or reduction in Alimera’s sales in 2019 due to a reduction in end user demand, unanticipated competition, regulatory issues, including delays in obtaining reimbursement approval in various countries in the EU for the treatment of non-infectious posterior uveitis, or other unexpected circumstances, and (b) other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2018 which is on file with the SEC and are available at its website. Additional factors may also be set forth in those sections of Alimera’s quarterly Report on Form 10-Q for the three months ended March 31, 2019, to be filed with the SEC in the near future.
In addition to the risks described above and in Alimera’s reports and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera’s results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in the conference call and webcast and the press release are expressly qualified by the cautionary statements contained or referred to herein. These forward-looking statements speak only as of the date of the conference call and webcast and the press release (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
The information in Item 2.02 of this Current Report on Form 8-K, the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD.
The conference call and webcast, and the press release, include or will include a non-GAAP financial measure, Adjusted EBITDA. A reconciliation of this non-GAAP financial measure to the comparable measure calculated and presented in accordance with GAAP is included in Alimera’s press release issued April 29, 2019 and attached hereto as Exhibit 99.1
The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated April 29, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: April 30, 2019	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer